-------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
-------------------------------------------------------------------------------
                                                               January 31, 1996


Dear Shareholder,

    Since the inception of The BlackRock Target Term Trust Inc. in 1988, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                     Ralph L. Schlosstein
Chairman                             President

                                                               January 31, 1996


Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Target Term Trust Inc. (NYSE symbol: "BTT") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2000, while providing high current income. The Trust seeks to meet this objective through investments in a broad array of fixed income products including agency mortgage-backed securities (Fannie Mae, Freddie Mac or Ginnie Mae), U.S. Treasury and agency securities, asset-backed securities and investment grade corporate debt securities.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its portfolio holdings per share) over the fiscal year:

                          -----------------------------------------------------
                           12/31/95   12/31/94   Change     High        Low
-------------------------------------------------------------------------------
Stock Price                 $8.75      $8.125     7.69%     $9.375     $8.125
-------------------------------------------------------------------------------
Net Asset Value (NAV)      $10.02      $9.01      11.32%   $10.03      $9.00
-------------------------------------------------------------------------------
Premium/(Discount) to NAV  (12.67%)    (9.82%)    (2.94%)   (5.23%)   (13.66%)
-------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while the yield of the 5-year Treasury fell approximately 2.50% to end 1995 at 5.37%.

    The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another

Fed ease by year end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31. These reductions could make the Trust's use of leverage more profitable, as the Treasury yield curve is expected to steepen, resulting in a wider differential (or "spread") between the Trust's borrowing costs and the rates at which the Trust can invest the borrowed funds.


    Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into the election year. As such, fixed income investors are concerned about a potential credit downgrade or technical default on certain U.S. Treasury issues should policy-makers be unable to reach an agreement on extending the Federal debt-ceiling until a budget accord is struck later in the year.


    BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.


The Trust's Portfolio and Investment Strategy

    BlackRock has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the Trust's portfolio compositions as of December 31, 1995 and December 31, 1994.



       ------------------------------------------------------------------
                      The BlackRock Target Term Trust Inc.
       ------------------------------------------------------------------
       Composition                   December 31, 1995  December 31, 1994
       ------------------------------------------------------------------
       Taxable Zero-Coupon Bonds               52%            49%
       ------------------------------------------------------------------
       Mortgage Pass-Throughs                  13%            29%
       ------------------------------------------------------------------
       Corporate Bonds                          9%             0%
       ------------------------------------------------------------------
       Adjustable Rate Mortgages                6%             4%
       ------------------------------------------------------------------
       Agency Multiple Class Pass-Throughs      6%             2%
       ------------------------------------------------------------------
       Non-Agency Multiple Class Pass-Throughs  4%             4%
       ------------------------------------------------------------------
       Stripped Mortgage-Backed Securities      3%             1%
       ------------------------------------------------------------------
       Asset-Backed Securities                  3%             1%
       ------------------------------------------------------------------
       CMO Residuals                            2%             3%
       ------------------------------------------------------------------
       U.S. Government Securities               1%             1%
       ------------------------------------------------------------------
       Municipal Bonds                          1%             4%
       ------------------------------------------------------------------
       Commercial Mortgage-Backed Securities    0%             2%
       ------------------------------------------------------------------

    The most significant shift in the Trust's portfolio over the fiscal year has been an increased exposure to the corporate debt sector and a corresponding decrease in allocations to mortgage pass-through securities. Since first obtaining the broadened investment authority from shareholders in May 1995 to purchase and hold investment grade corporate debt, the Trust has increased its holdings of these securities to 9% as of year end. The Trust may continue to increase its allocation to corporate debt securities upon opportunity, as these securities offer a higher degree of cash flow stability and call protection than mortgage securities, and could provide the Trust with a more stable income over time. BlackRock Financial Management remains confident in the Trust's ability to return $10 per share to shareholders at its slated termination date in 2000.

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Target Term Trust Inc. and extend our continued commitment to addressing your questions and concerns. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have questions which were not addressed in this report.


Sincerely,



Robert S.Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.




-------------------------------------------------------------------------------
                      The BlackRock Target Term Trust Inc.
-------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                           BTT
-------------------------------------------------------------------------------
Initial Offering Date:                               November 17, 1988
-------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                         $8.75
-------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                            $10.02
-------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($8.75)1:        6.57%
-------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                    $0.047917 3
-------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                 $0.575 3
-------------------------------------------------------------------------------

-------------
1Yield on Closing Stock Price is calculated by dividing the current annualizing distribution per share and dividing it by the closing stock price per share.

2Dividend is not constant and is subject to change.

3New distribution rate effective with the January 1996 payment.

(Left column)

-------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

                         LONG-TERM INVESTMENTS-147.6%
                         Mortgage Pass-Throughs-28.5%
         $ 5,000         Federal Home Loan Bank,
                           8.73%, 10/30/97 ........................$  5,162,500
                         Federal Home Loan Mortgage Corporation,
          12,038           5.00%, 11/01/00 - 5/01/01,
                             7 Year ...............................  11,488,243
           2,442           7.50%, 2/01/07 - 6/01/09,
                             15 Year ..............................   2,509,519
             706           7.50%, 10/01/23 ........................     724,011
          18,364           7.77%, 12/01/00, Multifamily ...........  19,523,016
          13,753           8.00%, 9/01/19 - 12/01/23 ..............  14,389,663
             740           8.50%, 2/01/00, 15 Year ................     743,641
          65,219+          9.00%, 1/01/09 - 9/01/16,
                             15 Year ..............................  68,979,402
             713           11.00%, 9/01/00, 15 Year ...............     763,863
                         Federal National Mortgage Association,
          10,000           7.00%, 1/01/99, 7 Year .................  10,181,200
           5,099           8.00%, 3/01/02, 7 Year .................   5,238,032
           2,995           8.00%, 10/01/08 - 2/01/25 ..............   3,101,403
           6,765           8.025%, 7/01/00, Multifamily ...........   7,221,638
          18,904           8.50%, 12/01/20 - 9/01/21 ..............  19,731,236
                         Government National Mortgage
                           Association,
          26,603+          6.50%, 4/20/25 - 5/20/25,
                             1 Year CMT (ARM) .....................  27,147,668
          65,271+          7.00%, 10/20/24 - 6/20/25,
                             1 Year CMT (ARM) .....................  66,372,153
           8,273           8.50%, 9/15/16 - 8/15/21 ...............   8,757,548
             775           9.00%, 6/15/09 - 4/15/13 ...............     847,104
                                                                  -------------
                                                                    272,881,840
                                                                  -------------
                         Multiple Class Mortgage
                         Pass-Throughs-14.3%
AAA          183         Countrywide Funding Corp.,
                           Series 1994-10, Class A-1,
                             5/25/09 ..............................     182,472
                         Federal Home Loan Mortgage
                           Corporation, Multiclass Mortgage
                           Participation Certificates,
              25           Series 1067, Class 1067-J,
                             4/15/21 (I) ..........................     591,146
              53           Series 1149, Class1 1149-IC,
                             10/15/21 (I) .........................   1,327,519
           2,690           Series 1425, Class 1425-G,
                             8/15/06 ..............................   2,739,631
           6,835           Series 1516, Class 1516-S,
                             6/15/00 (ARM) ........................   6,322,150
           5,298           Series 1564, Class 1564-I,
                             5/15/07 (I) ..........................     609,564
           1,000           Series 1580, Class 1580-S,
                             9/15/00 (ARM) ........................     825,930
           2,783           Series 1566, Class 1566-SC,
                             9/15/00 (ARM) ........................   2,566,141
          10,000           Series 1700, Class 1700-B,
                             7/15/23 (P) ..........................   8,725,000



(Right Column)

--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
                         Federal National Mortgage
                           Association, REMIC Pass-
                           Through Certificates,
         $ 4,481           Trust 1990-35, Class 35-E,
                             4/25/20 ..............................$  4,884,973
              16           Trust 1991-29, Class 29-J,
                             4/25/21 (I) ..........................     433,680
           3,517           Trust 1992-23, Class 23-D,
                             2/25/21 (P) ..........................   2,159,541
           9,167           Trust 1992-140, Class 140-HD,
                             11/25/06 (P) .........................   6,648,675
          15,325+          Trust 1993-7, Class 7-S, 2/25/00
                             (ARM) ................................  15,191,019
          21,334           Trust 1993-11, Class 11-M,
                             2/25/08 (I) ..........................   3,146,755
           4,964           Trust 1993-G12, Class 12-E,
                             2/25/23 ..............................   2,007,162
          16,258           Trust 1993-23, Class 23-P,
                             2/25/21 (I) ..........................   2,235,407
           6,000           Trust 1993-G26, Class 26-PT,
                             12/25/17 (I) .........................   1,415,191
          20,679           Trust 1993-34, Class G34-PV,
                             2/25/17 (I) ..........................   2,429,744
          46,578           Trust 1993-G35, Class G35-S,
                             1/25/22 (ARM) ........................   2,911,104
           4,500           Trust 1993-169, Class 169-SA,
                             9/25/00 (ARM) ........................   3,993,750
           1,500           Trust 1993-227, Class 227-G,
                             12/25/00 .............................   1,475,160
AAA        6,749         Goldman Sachs Collateralized
                           Mortgage Obligations,
                           Trust 8, Class A, 3/25/18 ..............   6,902,317
           5,000         Government National Mortgage
                           Association, Series 1994-1,
                           Class 1-PC, 12/16/16 ...................   5,193,350
AAA           22         Prudential Securities, Collateralized
                           Mortgage Obligations, Series 16,
                           Class 16-P, 10/25/21 (I) ...............   3,643,141
AA-       11,315         Resolution Trust Corporation,
                           Series 1992-C6, Class B, 7/25/24 .......  11,565,795
AAA        2,000         Ryland Acceptance Corp.,
                           Collateralized Mortgage Bonds,
                           Series 1972, Class D, 12/01/16 .........   2,084,360
AAA       28,133         Salomon Capital Access Corp.,
                           Series 1986-1, Class C, 9/01/15 ........  28,695,460
AAA        6,360         Structured Asset Securities Corp.,
                           Collateralized Mortgage
                           Obligations, Series 1989-1,
                           Class D, 7/01/19 .......................   6,360,000
                                                                  -------------
                                                                    137,266,137
                                                                  -------------

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

                         Corporate Bonds-12.8%
                         Finance & Banking-10.3%
A+       $ 6,070         American Express, 11.63%,
                           12/12/00 ...............................$  6,817,217
AA-        5,000         Associates Corporation North
                           America, 6.35%, 6/29/00 ................   5,057,812
                         Finance & Banking-con't
A+        10,000         Goldman Sachs Group L. P.,
                           6.20%, 12/15/00 ........................  10,068,144
A          5,000         Household Finance Corporation,
                           6.89%, 5/11/98 .........................   5,112,500
                         International Lease Finance Corporation,
A+         3,000           6.30%, 11/01/99 ........................   3,045,937
A+         6,000           6.63%, 4/01/99 .........................   6,129,900
BBB-       3,000         Meditrust, 7.25%, 8/16/99 ................   3,063,750
BBB+       4,000         Meridian Bancorp Incorporated,
                           6.63%, 6/15/00 .........................   4,114,059
Baa3       6,000         New American Capital Incorporated,
                           7.25%, Series C, 4/12/00 ...............   6,000,000
AA-        5,000         Norwest Corporation,
                           7.70%, 11/15/97 ........................   5,194,600
                         PaineWebber Group Incorporated,
BBB+       7,305           6.31%, 7/22/99 .........................   7,401,572
BBB+       4,000           7.00%, 3/01/00 .........................   4,102,616
BBB        5,100         Provident Bank Cincinnati Ohio,
                           Trust 3, 6.13%, 12/15/00 ...............   5,125,109
                         Salomon Incorporated,
BBB+       6,300           7.59%, 1/28/00 .........................   6,562,395
BBB        4,000           7.75%, 5/15/00 .........................   4,163,075
                         Smith Barney Holdings Inc.,
A3         1,950           6.63%, 6/01/00 .........................   1,997,515
A         10,000@        Transamerica Finance Corporation,
                           6.75%, 6/01/00 .........................  10,315,047
BBB-       4,000         Transport Financial Bank,
                           6.32%, 10/17/97 ........................   4,024,960
                                                                  -------------
                                                                     98,296,208
                                                                  -------------
                         Industrials-2.5%
AA-        3,000         BP America Incorporated,
                           9.75%, 3/01/99 .........................   3,346,912
BBB        5,000         Columbia Gas Systems
                           Incorporated, Debenture, 6.39%,
                           11/28/00 ...............................   5,073,544
A-        10,000         General Motors  Acceptance
                           Corporation, 6.13%, 9/18/98 ............  10,099,000
BBB        5,000         News America Holdings Inc.,
                           7.50%, 3/01/00 .........................   5,256,074
                                                                  -------------
                                                                     23,775,530
                                                                  -------------



(Right column)

--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
                         Asset-Backed Securities-4.2%
AAA      $13,745         Daimler Benz Auto Grantor Trust,
                           Series 1995-A Class A,
                           5.85%, 5/15/02 .........................$ 13,777,469
                         Ford Credit Grantor Trust,
AAA       11,332           Series 1995-B Class A,
                           5.90%, 10/15/00 ........................  11,384,950
AAA       15,010           Series 1995-A Class A, 5.90%,
                           5/15/00 ................................  15,066,156
                                                                  -------------
                                                                     40,228,575
                                                                  -------------

                         Stripped Mortgage-Backed
                         Securities-4.2%
AAA        1,498         DBL, Inc., Trust V, Class 1,
                           9/01/18 (P/O) ..........................   1,146,347
                         Federal Home Loan Mortgage
                           Corporation, Multiclass Mortgage
                           Participation Certificates,
          13,609           Series 1440 Class PK,
                             8/15/18 (I/O) ........................   1,530,977
             599           Series 1664, Class 1664-A,
                             12/15/23 (P/O) .......................     571,925
           2,442           Series 1790C, Class 1790C-K,
                             5/15/23 (P/O) ........................   1,081,178
                         Federal National
                           Mortgage Association, REMIC
                           Pass-Through Certificates,
          13,281           Trust 1, Class 2, 2/01/17 (I/O) ........   3,187,335
           6,868           Trust 2, Class 2, 2/01/17 (l/O) ........   1,766,490
           5,943           Trust 3, Class 2, 2/01/17 (l/O) ........   1,446,804
          20,222           Trust 4, Class 2, 2/01/17 (l/O) ........   4,802,702
           9,649           Trust 6, Class 2, 1/01/17 (I/O) ........   2,315,867
           3,417           Trust 9, Class 2, 2/01/17 (l/O) ........     820,059
           5,947           Trust 14, Class 2, 2/01/17 (I/O) .......   1,419,893
             232           Trust 18, Class 2, 2/01/17 (l/O) .......      57,808
           4,443           Trust 19, Class 1, 6/01/17 (P/O) .......   3,598,741
           1,475           Trust 34, Class 2, 5/01/18 (l/O) .......     368,748
           2,288           Trust 95, Class 2, 10/01/20 (l/O) ......     567,592
           2,287           Trust 225, Class 1, 2/01/23 (P/O) ......   1,827,444
          15,775           Trust 226, Class 2, 6/01/23 (I/O) ......   3,786,037
             168           Trust 1991-79, Class 79-B
                             7/25/98 (P/O) ........................     145,996
           1,617           Trust 1991-121, Class 121-B,
                             9/25/98 (P/O) ........................   1,442,809
           2,876           Trust 1993-G35, Class G35-N,
                             11/25/23 (P/O) .......................   1,229,701
           2,362           Trust 1993-88, Class C,
                             6/25/00 (P/O) ........................   1,842,003
AAA        5,751         Prudential-Bache Collateralized
                           Mortgage Obligation Trust, Series
                           10, Class 10-H, 4/01/19 (P/O) ..........   4,334,477
                                                                  -------------
                                                                     39,290,933
                                                                  -------------

See Notes to Financial Statements.

(Left Column)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

                         Collateralized Mortgage Obligation
                         Residuals**-2.7%
AAA        $   5         American Housing Trust V, Senior-
                           Mortgage Pass-Through
                           Certificates, Series A, Class R,
                           4/25/21 (REMIC)# .......................  $      500
                         Collateralized Mortgage Securities
                           Corporation, Collateralized
                           Mortgage Obligations,
AAA           10           Series 1989-2, Class I, 6/25/19 ........     327,735
AAA            1           Series 1990-3, Class R,
                             5/25/20 ..............................     487,089
                         Federal Home Loan Mortgage
                           Corporation, REMIC Multiclass
                           Mortgage Participation
                           Certificates,
             450           Series 32, Class 32-R, 3/15/20 .........     512,089
               3           Series 88, Class 88-R, 10/15/20 ........     368,498
              10           Series 98, Class 98-R, 11/15/20 ........   1,725,000
               1           Series 119, Class 119-R, 1/15/21 .......   2,030,461
             100           Series 153, Class 153-R, 4/15/21 .......   1,800,000
                         Federal National Mortgage
                           Association, REMIC Pass-
                           Through Certificates,
          10,000           Trust 1989-31, Class 31-R,
                             6/25/19 ..............................     643,467
              13           Trust 1989-66, Class 66-R,
                             9/25/19 ..............................   1,875,990
               1           Trust 1989-70, Class 70-R, 10/25/19 ....   1,243,140
              50           Trust 1989-85, Class 85-R, 11/25/19 ....   2,171,591
               1           Trust 1989-89, Class 89-R, 11/25/19 ....     205,549
               1           Trust 1989-100, Class 100-R, 12/25/19 ..     907,696
               1           Trust 1990-2, Class 2-R, 1/25/20 .......   1,940,052
               1           Trust 1990-6, Class 6-R, 1/25/20 .......      45,000
             100           Trust 1990-23, Class 23-R, 3/25/20 .....   1,740,000
              75           Trust 1990-53, Class 53-R, 5/25/20 .....   1,325,000
              70           Trust 1990-78, Class 78-R, 7/25/20 .....     927,500
              25           Trust 1990-87, Class 87-R, 7/25/20 .....   1,225,000
AAA            1         M.D.C. Asset Investors, Trust VI,
                           Collateralized Mortgage
                           Obligations, 11/01/17 (REMIC)# .........     184,178
AAA           57         PaineWebber, CMO Trust, Series N7
                           Collateralized Mortgage
                           Obligation, 1/01/19 (REMIC)# ...........     456,000
AAA          150         Prudential-Bache CMO Trust II,
                           Collateralized Mortgage
                           Obligations, 6/01/18 (REMIC)# ..........     850,690



(Right Column)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

AAA       $   18         Ryland Acceptance Corp. Four,
                           Collateralized Mortgage Bonds,
                           Series 1986, Class R,
                           4/01/19 (REMIC)# ....................... $   555,608
AAA           50         Shearson Lehman Collateralized
                           Mortgage Obligation Inc.,
                           Mortgage-Backed Sequential Pay
                           Bonds, Series V, Sequence V-9,
                           5/01/19 (REMIC)# .......................   2,470,356

AAA           34         Structured Asset Securities Corp.,
                           Collateralized Mortgage
                           Obligations, Series 1989-1,
                           Class R, 7/01/19 (REMIC)# ..............      87,730
                                                                  -------------
                                                                     26,105,919
                                                                  -------------
                         U.S. Government Securities-2.0%
                         U. S. Treasury Notes,
          17,000           5.50%, 12/31/00 ........................  17,257,720
           2,245+          5.625%, 11/30/00 .......................   2,265,340
                                                                  -------------
                                                                     19,523,060
                                                                  -------------
                         Taxable Zero Coupon Bonds-77.6%
           2,185         Agency STRIPS, Series 1, relating to
                           Federal National Mortgage
                           Association 8.95% Debentures,
                           Series SM-2018-A, 8/12/00 ..............   1,691,750
          10,407         Federal Home Loan Mortgage
                           Corporation, Debenture, 5/15/00 ........   8,170,177
           6,250         Federal Judiciary Office Building,
                           8/15/00 ................................   4,825,279
                         Federal National Mortgage
                           Association,
          11,250           2/01/00 ................................   8,956,949
          11,250           8/01/00 ................................   8,713,461
           5,370           8/12/00 ................................   4,166,459
                         Financing Corporation (FICO Strips),
           5,311           2/08/00 ................................   4,240,727
          21,050++         3/07/00 ................................  16,776,429
           4,472           3/26/00 ................................   3,544,776
          13,000           4/05/00 ................................  10,308,480
          12,750           4/06/00 ................................  10,084,740
          11,445           5/02/00 ................................   9,016,600
          19,199           6/06/00 ................................  15,083,886
             850           6/27/00 ................................     665,695
           4,675           8/03/00 ................................   3,641,404
           9,541           8/08/00 ................................   7,405,438
          23,000+          9/07/00 ................................  17,822,700
           4,472           9/26/00 ................................   3,445,631
           2,474           10/06/00 ...............................   1,902,382
           3,945           11/02/00 ...............................   3,021,436
          38,050+          12/06/00 ...............................  29,076,288
          33,600++         12/27/00 ...............................  25,593,792
             333         Government and Agency Term
                           Obligation Receipt, 11/15/00 ...........     250,529


See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

                         Taxable Zero Coupon Bonds-(con't)
                         Government Trust Certificates,
         $13,659           Series J-I, 5/15/00 ....................$ 10,779,273
          13,362           Series J-I, 11/15/00 ...................  10,257,874
          46,028           Series T-1, 11/15/00 ...................  35,203,691
          20,673           Series T-4, 11/15/00 ...................  15,870,455
          16,644           Series 1-D, 5/15/00 ....................  13,134,946
          33,100           Series 1-D, 11/15/00 ...................  25,410,539
          42,627           Series 2-F, 5/15/00 ....................  33,639,949
          44,627           Series 2-F, 11/15/00 ...................  34,259,702
             356         Physical Treasury Coupons,
                           8/15/00 ................................     276,856
          17,938         Resolution Funding Corporation,
                           10/15/00 ...............................  13,862,845
                         Tennessee Valley Authority,
          15,488           5/01/00 ................................  12,264,560
          11,128           11/01/00 ...............................   8,568,560
           1,862         U.S. Treasury CUBES, 11/15/00 ............   1,426,720
                         U.S. Treasury Strips,
           1,097           2/15/00 ................................     881,681
             161           5/15/00 ................................     127,841
         296,926+          8/15/00 ................................ 232,086,250
         124,685+          11/15/00 ...............................  96,151,684
                                                                 --------------
                                                                    742,608,434
                                                                 --------------
                         Municipal Bonds-1.3%
AAA        2,190         Long Beach California Pension
                           Obligation, Taxable Refunding,
                           6.33%, 9/01/00 .........................   2,231,084
AAA        7,855         Massachusetts State Housing
                           Finance Authority, Series 1991-A,
                           Class 91-5, 6.85%, 4/01/21 .............   8,021,919
AAA        2,000         Western Minnesota Municipal
                           Power Agency Supply, Series A,
                           6.19%, 1/01/00 .........................   2,016,800
                                                                 --------------
                                                                     12,269,803
                                                                 --------------
                         Total Long-Term Investments
                           (cost $1,364,171,141) ............... $1,412,246,439
                                                                 --------------
                         SHORT-TERM INVESTMENT-0.2%
                         Discount Note (a)
           2,160         Federal Home Loan Bank, 5.75%,
                           1/02/96
                           (cost $2,159,655) ...................      2,159,655
                                                                 --------------
                         Total Investments-147.8%
                           (cost $1,366,330,796) ...............  1,414,406,094
                         Liabilities in excess of other
                           assets--(47.8%) .....................   (457,484,507)
                                                                 --------------
                         NET ASSETS-100% ....................... $  956,921,587
                                                                 ==============

(Right Column)

------------
  *Using the higher of Standard & Poor's or Moody's rating.
 **Illiquid securities representing 1.8% of portfolio assets.
  #Private placements restricted as to resale.
  +$400,247,041 principal amount pledged as collateral for reverse repurchase agreements.
 ++Entire principal amount pledged as collateral for reverse repurchase agreements.
  @$6,189,028 principal amount pledged as collateral for futures contracts.
(a)Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent.

-------------------------------------------------------------------------------
                              Key to Abbreviations
         ARM      -Adjustable Rate Mortgage.
         CMO      -Collateralized Mortgage Obligation.
         CMT      -Constant Maturity Treasury.
         I        -Denotes a CMO with interest only characteristics.
         I/O      -Interest Only.
         P        -Denotes a CMO with principal only characteristics.
         P/O      -Principal Only.
         REMIC    -Real Estate Mortgage Investment Conduit.
-------------------------------------------------------------------------------

See Notes to Financial Statements.

(Left column)

-------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
-------------------------------------------------------------------------------

Assets
Investments, at value
  (cost $1,366,330,796) (Note 1) ............................. $1,414,406,094
Cash .........................................................         29,182
Interest receivable ..........................................      5,853,695
Receivable for investments sold ..............................      1,265,620
Due from broker-variation margin .............................         98,197
                                                               --------------
                                                                1,421,652,788
                                                               --------------

Liabilities
Reverse repurchase agreements (Note 4) .......................    428,825,000
Payable for investments purchased ............................     27,677,419
Dividends payable ............................................      4,574,362
Interest payable .............................................      2,656,435
Advisory fee payable (Note 2) ................................        364,824
Accrued excise tax ...........................................        140,000
Administration fee payable (Note 2) ..........................         91,718
Other accrued expenses .......................................        401,443
                                                               --------------
                                                                  464,731,201
                                                               --------------
Net Assets ...................................................  $ 956,921,587
                                                               ==============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............................   $    954,606
  Paid-in capital in excess of par ...........................    893,438,946
                                                               --------------
                                                                  894,393,552
                                                               --------------
  Undistributed net investment income ........................     16,165,141
  Accumulated net realized losses ............................     (2,152,998)
  Net unrealized appreciation ................................     48,515,892
                                                               --------------
  Net assets, December 31, 1995 ..............................  $ 956,921,587
                                                               ==============
Net asset value per share:
  ($956,921,587 / 95,460,639 shares of
  common stock issued and outstanding) .......................         $10.02
                                                                       ======


See Notes to Financial Statements.


(Right Column)

-------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
-------------------------------------------------------------------------------

Net Investment Income

Income
  Interest (includes net discount accretion of
    $36,007,519 and net of interest expense of
    $34,723,295) .............................................   $ 76,489,429
                                                               --------------
Operating expenses
  Investment advisory ........................................      4,039,429
  Administration .............................................      1,022,994
  Custodian ..................................................        549,000
  Reports to shareholders ....................................        540,000
  Transfer agent .............................................        312,000
  Directors ..................................................         72,000
  Audit ......................................................         70,000
  Legal ......................................................         25,000
  Miscellaneous ..............................................        220,769
                                                               --------------
    Total operating expenses .................................      6,851,192
                                                               --------------
Net investment income before excise tax ......................     69,638,237
  Excise tax .................................................        140,000
                                                               --------------
Net investment income ........................................     69,498,237
                                                               ==============

Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain (loss) on:
  Investments ................................................     29,518,405
  Futures ....................................................       (805,544)
  Short sales ................................................    (31,703,333)
                                                               --------------
 .............................................................     (2,990,472)
                                                               --------------
Net change in unrealized appreciation
  (depreciation) on:
    Investments ..............................................     93,303,570
    Futures ..................................................        595,791
    Short sales ..............................................      3,596,537
                                                               --------------
 .............................................................     97,495,898
                                                               --------------
  Net gain on investments ....................................     94,505,426
                                                               --------------

Net Increase In Net Assets
Resulting from  Operations ...................................   $164,003,663
                                                               ==============

See Notes to Financial Statements.

(LEFT COLUMN)

-------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Statement of Cash Flows
Year Ended December 31, 1995
-------------------------------------------------------------------------------
Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest received ...........................................  $ 74,196,893
  Operating expenses paid .....................................    (6,753,081)
  Interest expense paid .......................................   (35,769,726)
  Purchases of short-term portfolio
    investments, net ..........................................    (1,304,655)
  Purchase of long-term portfolio investments . ...............(1,408,712,729)
  Proceeds from disposition of long-term
    portfolio investments ..................................... 1,434,661,625
  Variation margin on futures .................................       (55,917)
  Other .......................................................        78,048
                                                               --------------
  Net cash flows provided by operating activities .............    56,340,458
                                                               --------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ...................     6,247,000
  Cash dividends paid .........................................   (62,993,887)
                                                               --------------
  Net cash flows used for financing activities ................   (56,746,887)
                                                               --------------
Net decrease in cash ..........................................      (406,429)
Cash at beginning of year .....................................       435,611
                                                               --------------
Cash at end of year ...........................................   $    29,182
                                                               ==============
Reconciliation of Net Increase in Net
Assets Resulting from Operations to
Net Cash Flows Provided By
Operating Activities
Net increase in net assets resulting from
  operations ..................................................  $164,003,663
                                                               --------------
Increase in investments .......................................   (49,234,558)
Net realized loss .............................................     2,990,472
Increase in unrealized appreciation ...........................   (97,495,898)
Decrease in deposits with brokers as
  collateral for investments sold short .......................   130,906,250
Decrease in receivable for investments sold ...................    34,656,281
Increase in interest receivable ...............................    (1,008,312)
Decrease in receivable for variation margin ...................       153,836
Decrease in other assets ......................................        78,048
Increase in payable for investments purchased . ...............     1,778,102
Decrease in dollar roll payable ...............................      (543,506)
Decrease in interest payable ..................................    (1,046,431)
Decrease in payable for securities sold short .................  (129,135,600)
Increase in accrued expenses and other
  liabilities .................................................       238,111
                                                               --------------
Total adjustments .............................................  (107,663,205)
                                                               --------------
Net cash flows provided by operating activities ...............  $ 56,340,458
                                                               ==============

(RIGHT COLUMN)

-------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Statements of Changes
in Net Assets
-------------------------------------------------------------------------------
                                                     Year Ended December 31,
                                                   --------------------------
                                                      1995            1994
                                                      ----            ----
Increase (Decrease) in
Net Assets

Operations:

  Net investment income ........................  $ 69,498,237    $ 60,188,948

  Net realized gain (loss) on
    investments, futures
    and short sales ............................    (2,990,472)      5,054,621

  Net change in unrealized
    appreciation (depreciation)
    on investments,
    futures, and short sales ...................    97,495,898    (129,628,993)

  Net increase (decrease) in
    net assets resulting from
    operations .................................   164,003,663     (64,385,424)

Dividends and distributions:


  Dividends from net
    investment income ..........................   (66,625,406)    (68,416,640)

  Distributions from net
    realized capital gains .....................      (282,086)          -
                                                  ------------    -------------
  Total increase (decrease) ....................    97,096,171    (132,802,064)



Net Assets

Beginning of year ..............................   859,825,416     992,627,480
                                                  ------------    -------------
End of year ....................................  $956,921,587    $859,825,416
                                                  ============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                                           Two Months      Year
                                                                        Year Ended December 31,              Ended        Ended
                                                             -------------------------------------------   December 31, October 31,
                                                               1995       1994         1993       1992         1991*       1991
                                                               ----       ----         ----       ----         ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................   $ 9.01     $10.40       $10.28     $10.53       $ 10.14     $ 9.24
                                                              ------     ------       ------     ------       -------     ------
  Net investment income (net of interest expense of
    $.36, $.21, $.10, $.18, $.04 and $.07, respectively) ..      .72        .63          .81        .74           .17       1.14
  Net realized and unrealized gain (loss) on investments ..      .99      (1.30)         .04       (.12)          .46        .71
                                                              ------     ------       ------     ------       -------     ------
Net increase (decrease) from investment operations ........     1.71       (.67)         .85        .62           .63       1.85
                                                              ------     ------       ------     ------       -------     ------
Dividends from net investment income ......................     (.70)      (.72)        (.73)      (.87)         (.24)      (.95)
                                                              ------     ------       ------     ------       -------     ------
Net asset value, end of period** ..........................   $10.02     $ 9.01       $10.40     $10.28       $ 10.53     $10.14
                                                              ======     ======       ======     ======       =======     ======
Market value, end of period** .............................   $ 8.75     $8.125       $10.00     $10.00       $10.875     $10.75
                                                              ======     ======       ======     ======       =======     ======


TOTAL INVESTMENT RETURN+ ..................................   16.34%    (11.98%)       7.36%      (.20%)        3.42%     17.57%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# .......................................    0.75%      0.75%        0.73%      0.88%         0.89%++    0.90%
Net investment income .....................................    7.57%      6.62%        7.62%      7.18%        10.36%++   11.82%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................... $918,344   $909,105   $1,011,691   $981,133     $ 975,843   $921,727
Portfolio turnover                                              118%        84%          41%        30%            2%       279%
Net assets, end of period (in thousands) .................. $956,922   $859,825    $ 992,627   $981,267    $1,005,552   $967,739
Reverse repurchase agreements outstanding,
  end of period (in thousands) ............................ $428,825   $422,578    $ 270,800   $270,636     $ 472,805   $424,765
Asset coverage+++ $ .......................................    3,231   $  3,035    $   4,666   $  4,625     $   3,127   $  3,278

----------
  * Subsequent to October 31, 1991 (the Trust's prior fiscal year-end) the Trust changed its fiscal year-end to December 31.

 ** NAV and market value published in The Wall Street Journal each Monday.

  # The ratios of operating expenses including excise tax, if applicable, to average net assets were 0.76%, 0.75%, 0.73%, 0.89%,
    1.04% and 0.92% for the periods indicated above, respectively.

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.

 ++ Annualized.

+++ Per $1,000 of reverse repurchase agreement outstanding. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

(Left Column)

Note 1. Accounting
Policies

The BlackRock Target Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60

(Right Column)

days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract

(Left Column)

is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any premiums received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

                                       13
(Right Column)

Security Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1995.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $140,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

(Left Column)

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets through December 31, 1996 and 0.30% from January 1, 1997 to the termination or liquidation of the Trust. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.125% of the first $500 million and 0.10% of any excess through December 31, 1996, and 0.10% of the first $500 million of the Trust's average weekly net assets and 0.08% of any excess from January 1, 1997 to the termination or liquidation of the Trust.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

    On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business.

Note 3. Portfolio
Securities

Purchases and sales of investment securities,  other than short-term investments
and  dollar   rolls,   for  the  year  ended   December   31,  1995   aggregated
$1,410,490,831, and $1,359,608,057, respectively.

    The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1995, the Trust held 1.8% of its portfolio assets in illiquid securities including 0.3% of its portfolio assets in securities restricted as to resale.

    The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $48,075,298 (gross unrealized appreciation-$85,340,439; gross unrealized depreciation- $37,265,141).

    For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1995 of approximately

(Right Column)

$7,421,500 which will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

    During the year ended December 31, 1995, the Trust entered into financial futures contracts. Details of open futures at December 31, 1995 are as follows:

                                   Value at       Value at
Number of            Expiration      Trade      December 31,    Unrealized
Contracts     Type      Date         Date           1995       Appreciation
---------     ----      ----         ----           ----       ------------
              Long
           positions:
             30 yr.     March
290          T-Bond     1996     $34,785,344    $35,225,938      $440,594


Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

    The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $441,329,233 at a weighted average interest rate of approximately 6.03%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1995 was $517,100,000 as of November 30, 1995, which was 33.5% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1995 was $428,825,000, which was 30.2% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

    The average monthly balance of dollar rolls outstanding during the year ended December 31, 1995 was approximately $6,146,000. The maximum amount of dollar rolls outstanding at any month-end during the year ended December 31, 1995 was $12,645,300 as of December 31, 1995, which was .89% of total assets.

(Left Column)

Note 5.  Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 95,460,639 shares outstanding at December 31, 1995, the Adviser owned 10,639 shares.

(Right Column)

Note 6. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.047917 per share payable February 29, 1996 to shareholders of record on February 15, 1996.



Note 7. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                   Net realized and  Net increase (decrease)
                                                       unrealized      in net assets         Dividends
                                    Net investment    gains (losses)   resulting from           and                      Period end
  Quarterly           Total             income       on investments       operations        Distributions    Share price  net asset
   period            income        Amount Per share  Amount Per share  Amount  Per share  Amount  Per share  High    Low    value
  ---------          ------        ----------------  ----------------  -----------------  -----------------  ------------   -------
January 1, 1994
  to March 31,1994 $15,191,464  $13,423,417 $.14   $(63,941,217) $(.67) $(50,517,800) $(.53) $18,302,668 $.19  $10-1/8 $8-7/8 $9.68

April 1, 1994
  to June 30, 1994  11,806,618   10,142,089  .11    (24,083,293) (.25)   (13,941,204)  (.14)  16,704,657  .18    9-3/8  8-5/8  9.36

July 1, 1994
  to Sept.30, 1994  15,534,348   13,888,570  .14     (6,871,861) (.07)     7,016,709    .07   16,704,657  .18    9-1/8  8-3/8  9.25

October 1, 1994
  to Dec. 31, 1994  24,453,953   22,734,872  .24    (29,678,001) (.31)    (6,943,129)  (.07)  16,704,658  .17    8-5/8  7-7/8  9.01

January 1, 1995
  to March 31,1995  24,821,335   21,969,605  .23     33,502,291   .35     55,471,896    .58   15,512,613  .16    8-7/8  8-1/8  9.43

April 1, 1995
  to June 30, 1995  16,128,039   15,710,472  .16     34,604,887   .37     50,315,359    .53   15,512,614  .16    9-1/4  8-3/8  9.79

July 1, 1995
  to Sept.30, 1995  17,948,613   16,249,910  .17     (4,458,729) (.05)    11,791,181    .12   15,795,395  .17    9      8-3/8  9.75

October 1, 1995
  to Dec. 31, 1995  17,591,442   15,568,250  .16     30,856,977   .32     46,425,227    .48   20,086,870  .21    9-1/4  8-5/8 10.02
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Target Term Trust Inc. including the portfolio of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period November 1, 1991 to December 31, 1991 and for the year ended October 31, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Target Term Trust Inc. as of December 31, 1995, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1995.

    During the fiscal year ended December 31, 1995, the Trust paid aggregate distributions of $0.7009 per share of which $0.6979 is a distribution from net investment income and $0.003 is a distribution from long term capital gains. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax returns as ordinary income and the long-term capital gain distributions are taxable as such. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1996.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trusts investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income.


Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, the nation's eleventh largest banking organization.


What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2000. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek it's objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends
  Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-
Backed Securities (ARMs):       Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:        Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:                Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange.
                                The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized Mortgage
Obligations (CMOs):             Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Discount:                       When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                       This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:          Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:                            Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                          Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:                           Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                           Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payments of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:          Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage
                                Association) and FHLMC (Federal Home Loan Mortgage Corporation).


Interest-Only Securities (I/O): Mortgage securities that receive only the interest  cash flows from an  underlying  pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Market Price:                   Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage  Dollar Rolls:         A mortgage  dollar roll is a  transaction  in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                                (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:         Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:   Collateralized Mortgage Obligations.

Net Asset Value (NAV):          Net asset value is the total market value of all securities  and other  assets  held by the  Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                                Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                                York Times or The Wall Street Journal each Monday.

Principal-Only Securities(P/O): Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Project Loans:                  Mortgages for multi-family, low- to middle-income housing.

Premium:                        When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                          A real estate mortgage  investment  conduit is a multiple-class  security backed by  mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae
                                REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                      Securities issued in connection with collateralized mortgage obligations  that  generally  represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase
  Agreements:                   In a reverse repurchase  agreement,  the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage-Backed
  Securities:                   Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities.
                                IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                           Summary of Closed-End Funds
--------------------------------------------------------------------------------
Taxable Trusts
--------------------------------------------------------------------------------

Perpetual Trusts                                               Stock    Maturity
                                                               Symbol     Date
                                                               ------   --------
The BlackRock Income Trust Inc. ................................BKT       N/A
The BlackRock North American Government Income Trust Inc. ......BNA       N/A

Term Trusts
The BlackRock 1998 Term Trust Inc. .............................BBT      12/98
The BlackRock 1999 Term Trust Inc. .............................BNN      12/99
The BlackRock Target Term Trust Inc. ...........................BTT      12/00
The BlackRock 2001 Term Trust Inc. .............................BLK      06/01
The BlackRock Strategic Term Trust Inc. ........................BGT      12/02
The BlackRock Investment Quality Term Trust Inc. ...............BQT      12/04
The BlackRock Advantage Term Trust Inc. ........................BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ......BCT      12/09


Tax-Exempt Trusts
--------------------------------------------------------------------------------

Perpetual Trusts                                               Stock    Maturity
                                                               Symbol     Date
                                                               ------   --------
The BlackRock Investment Quality Municipal Trust Inc. ..........BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc.RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust Inc. ..RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc. .RNY       N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc. .................BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ...........BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc..BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust Inc. ...BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ..BLN      12/08
The BlackRock Insured Municipal Term Trust Inc. ................BMT      12/10

         If you would like further information please call BlackRock at
         (800) 227-7BFM (7236) or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                                   An Overview
--------------------------------------------------------------------------------

    BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock
Exchanges, several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

(Left Column)

---------
BlackRock
---------


Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

             The BlackRock Target Term Trust Inc.
                  c/o Prudential Mutual Fund
                        Management, Inc.
                           32nd floor
                        One Seaport Plaza
                        New York, NY 10292
                          (800) 227-7BFM
                                          092476-10-0

(Right Column)

The BlackRock
Target
Term Trust Inc.
-------------------------------------
Annual Report
December 31, 1995